EXHIBIT 10.4

                              EVOLVE SOFTWARE, INC.

                                   STAND ALONE
                             STOCK OPTION AGREEMENT

I.   NOTICE  OF  STOCK  OPTION  GRANT
     --------------------------------

     Linda  Zecher
     [address]
     [address]
     [address]

     You have been granted a Nonstatutory Stock Option to purchase Common Stock of the Company, subject to the terms and conditions of this Agreement, as follows:

     Date of Grant                        March 20, 2002

     Vesting Commencement Date            March 4, 2002

     Exercise Price per Share             $0.25

     Total Number of Shares Granted       4,000,000

     Total Exercise Price                 $1,000,000

     Term/Expiration Date:                March 20, 2012

     Vesting  Schedule:
     -----------------

     This Option may be exercised, in whole or in part, in accordance with the following schedule:

     One-quarter (1/4) of the Shares subject to the Option shall vest 12 months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, so that all Shares shall be fully vested by the end of four (4) years, subject to Optionee's continuing to be a Service Provider on such dates.

     Notwithstanding the foregoing, or anything to the contrary contained herein, in the event that Optionee's employment with the Company or any successor entity shall be terminated within six (6) months of a Change of Control without Cause, or Optionee resigns for Good Reason, one-quarter (1/4) of the Shares subject to the Option shall immediately vest and become exercisable, provided that Optionee executes and delivers a general release in a form satisfactory to the Company and Optionee continues to abide by her obligations to the Company under Optionee's Employment, Confidential Information and Invention Assignment Agreement.

II.  AGREEMENT
     ---------

     1.     Definitions.  As used herein, the following definitions shall apply:
            -----------

          (a)     "Agreement"  means  this  stock  option  agreement between the
                   ---------
Company and Optionee evidencing the terms and conditions of this Option.

          (b)     "Applicable  Laws"  means  the  requirements  relating  to the
                   ----------------
administration of stock options under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that may apply to this Option.

          (c)     "Board"  means the Board of Directors of  the  Company  or any
                   -----
committee of the Board that has been designated by the Board to administer this Agreement.

          (d)     "Cause" means (i) indictment or conviction of any felony or of
                   -----
any crime involving dishonesty, (ii) participation in any fraud or act of dishonesty against the Company, (iii) breach of Optionee's duties to the Company, including, but not limited to, unsatisfactory performance of Optionee's job duties, (iv) violation of Company policy which causes a material detriment to the Company, (v) intentional damage to any property of the Company, (vi) conduct by you which, in the good faith and reasonable determination of the Company, demonstrates gross unfitness to serve, or (vii) material breach of Optionee's offer of employment or Optionee's Employment, Confidential Information and Invention Assignment Agreement.

          (e)     "Change  of  Control" means the consummation of any one of the
                   -------------------
following events: (i) a sale of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation (other than a transaction the principal purpose of which is to change the state of incorporation of the Company or a transaction which the voting securities of the Company are exchanged for beneficial ownership of at least 50% of the voting securities of the controlling acquiring corporation);
(iii) a merger or consolidation in which the Company is the surviving corporation and less than 50% of the voting securities of the Company which are outstanding immediately after the consummation of such transactions are beneficially owned, directly or indirectly, by the persons who owned such voting securities immediately prior to such transaction; or (iv) the acquisition by any person, entity or group or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored by the Company or any parent or subsidiary of the Company) of the beneficial ownership of securities representing at least 50% of the combined voting power entitled to vote in the election of directors. Notwithstanding the above to the contrary, a Change of Control shall not be deemed to have occurred if any of the transactions or series of related transactions described above results in the acquisition of at least 50% of the combined voting power of the Company by any fund or funds managed by Warburg Pincus LLC, or any related entity, or other current five percent (5%) or greater stockholder of the Company.

          (f)     "Code"  means  the  U.S.  Internal  Revenue  Code  of 1986, as
                   ----
amended.

          (g)     "Common  Stock"  means the common stock of the Company.
                   -------------

          (h)     "Company" means Evolve Software, Inc., a Delaware corporation.
                   -------

          (i)     "Consultant"  means  any person, including an advisor, engaged
                   ----------
by the Company or a Parent or Subsidiary to render services to such entity.

          (j)     "Director"  means  a  member  of  the  Board.
                   --------

          (k)     "Disability"  means  total and permanent disability as defined
                   ----------
in Section 22(e)(3) of the Code.

          (l)     "Employee" means any person, including Officers and Directors,
                   --------
employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.
Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (m)     "Exchange Act"  means  the Securities Exchange Act of 1934, as
                   ------------
amended.

          (n)     "Fair Market Value"  means  the  closing  sales price for such
                   -----------------
stock (or the closing bid, if no sales were reported) as quoted on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

          (o)     "Good Reason" means (i) there has been a Change of Control (as
                   -----------
defined below) and (ii) there has been a material diminishment in your job responsibilities and (iii) you are no longer the chief executive officer of the Company; provided, however, that upon the occurrence of the preceding event, you shall be deemed to have waived any rights to resign from employment for Good Reason and to any severance payment(s) if you do not notify the Board of Directors, in writing, of your intention to resign within 45 days after such event.

          (p)     "Nonstatutory  Stock  Option"  means an Option not intended to
                   ---------------------------
qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (q)     "Notice  of  Grant"  means a written notice, in Part I of this
                   -----------------
Agreement,  evidencing  certain  the  terms and conditions of this Option grant.
The  Notice  of  Grant  is  part  of  the  Option  Agreement.

          (r)     "Officer"  means  a  person  who  is an officer of the Company
                   -------
within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (s)     "Option"  means  this  stock  option.
                   ------

          (t)     "Optioned Stock"  means  the  Common  Stock  subject  to  this
                   --------------
Option.

          (u)     "Optionee"  means  the  person named in the Notice of Grant or
                   --------
such person's  successor.

          (v)     "Parent"  means  a  "parent  corporation,"  whether  now  or
                   ------
hereafter existing, as defined in Section 424(e) of the Code.

          (w)     "Service  Provider" means an Employee, Director or Consultant.
                   -----------------

          (x)     "Share"  means a share of  the  Common  Stock,  as adjusted in
                   -----
accordance with Section 9 of this Agreement.

          (y)     "Subsidiary"  means a "subsidiary corporation", whether now or
                   ----------
hereafter existing, as defined in Section 424(f) of the Code.

     2.     Grant  of  Option.  The Board hereby grants to the Optionee named in
            -----------------
the Notice of Grant attached as Part I of this Agreement the Option to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of this Agreement.

     3.     Exercise  of  Option.
            --------------------

          (a)     Right  to  Exercise.  This  Option  is  exercisable during its
                  -------------------
term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of this Agreement.

          (b)     Method of Exercise.  This Option is exercisable by delivery of
                  ------------------
an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be completed by the Optionee and delivered to Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

          (c)     Legal  Compliance.  No  Shares shall be issued pursuant to the
                  -----------------
exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

          (d)     Buyout Provisions.  The Board may at any time offer to buy out
                  -----------------
for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Board shall establish and communicate to the Optionee at the time that such offer is made.

     4.     Method of Payment.  Payment of the aggregate Exercise Price shall be
            -----------------
by  any  of  the  following,  or  a  combination thereof, at the election of the
Optionee:

          (a)     cash;  or

          (b)     check;  or

          (c) consideration received by the Company under a cashless exercise program implemented by the Company (if permissible under Applicable
Laws);  or

          (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     5.     Optionee's  Representations.  In  the  event  the  Shares  have  not
            ---------------------------
been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B, and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

     6.     Non-Transferability  of  Option.  This Option may not be transferred
            -------------------------------
in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     7.     Term  of  Option.  This Option may be exercised only within the term
            ----------------
set out in the Notice of Grant, and may be exercised during such term only in accordance with the terms of this Agreement.

     8.     Termination  of  Relationship  as  a  Service  Provider.
            -------------------------------------------------------

          (a)     Disability of Optionee.  If an Optionee ceases to be a Service
                  ----------------------
Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within 12 months following the Optionee's termination to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall terminate. If, after termination of the Service Provider relationship, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate.

          (b)     Death  of  Optionee.  If  an  Optionee  dies  while  a Service
                  -------------------
Provider, the Option may be exercised within 12 months following the Optionee's death to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall terminate. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate.

          (c)     Other  Termination  of Relationship as a Service Provider.  If
                  ---------------------------------------------------------
an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability (as described above in Sections 8(a) and (b)), the Optionee may exercise his or her Option within three (3) months following the Optionee's termination to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall terminate. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate.

     9.     Adjustments  Upon  Changes in Capitalization, Dissolution, Merger or
            --------------------------------------------------------------------
Asset Sale.
----------

          (a)     Changes  in Capitalization.  Subject to any required action by
                  ---------------------------
the stockholders of the Company, the number of shares of Common Stock covered by this Option, as well as the price per share of Common Stock covered by this Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option.

          (b)     Dissolution  or  Liquidation.  In the  event  of  the proposed
                  ----------------------------
dissolution or liquidation of the Company, to the extent that this Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that this Option shall terminate as of a date fixed by the Board and give the Optionee the right to vest in and exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be vested or exercisable.

          (c)     Merger or Asset Sale.  In the event of a merger of the Company
                  --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, this Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for this Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including
Shares as to which it would not otherwise be vested or exercisable. If the Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     10.     Tax  Consequences.  Optionee  understands  that Optionee may suffer
             -----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice. Optionee understands that the Company may be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of any compensation income recognized at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

     11.     Entire  Agreement;  Governing Law.  This  Agreement  constitute the
             ---------------------------------
entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

     12.     NO  GUARANTEE  OF  CONTINUED  SERVICE.  OPTIONEE  ACKNOWLEDGES  AND
             -------------------------------------
AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Agreement. Optionee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to this Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

     OPTIONEE:                              EVOLVE  SOFTWARE,  INC.

     /s/ Linda Zecher                       /s/ Linda Zecher
     -------------------------------        --------------------------------
     Linda Zecher                           By:  Linda Zecher


                                            --------------------------------
     Residence Address                      Title:  President & CEO


     -------------------------------

     -------------------------------

                                CONSENT OF SPOUSE
                                -----------------

     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of this Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in this Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of this Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under this Agreement.


                                            ------------------------------------
                                            Spouse of Optionee

                                    EXHIBIT A
                                    ---------

                              EVOLVE SOFTWARE, INC.

                                 EXERCISE NOTICE


Evolve  Software,  Inc.
1400  65th  Street
Emeryville,  CA  94608
Attention:  Chief  Financial  Officer

     1.     Exercise  of  Option.  Effective  as  of  today,  Linda  Zecher, the
            --------------------
undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Evolve Software, Inc. (the "Company") under and pursuant to the Stock Option Agreement dated March ___, 2002 (the "Option
Agreement"). The purchase price for the Shares shall be $__________, as required by the Option Agreement.

     2.    Delivery  of Payment.  Purchaser herewith delivers to the Company the
           --------------------
full purchase price for the Shares.

     3.     Representations of Purchaser.  Purchaser acknowledges that Purchaser
            ----------------------------
has received, read and understood the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.     Rights  as  Stockholder.  Until the issuance (as  evidenced  by  the
            -----------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in the Option Agreement.

     5.     Tax  Consultation.  Purchaser understands that Purchaser may  suffer
            -----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.     Entire  Agreement;  Governing  Law.  The Option Agreement is
            ----------------------------------
incorporated herein by reference. This Agreement, and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted  by:                             Accepted  by:


PURCHASER:                                 EVOLVE  SOFTWARE,  INC.

------------------------------------       ------------------------------------
Signature                                  By

------------------------------------       ------------------------------------
Print  Name                                Title

Address:                                   Address:
-------                                    -------

------------------------------------       1400  65th  Street
                                           Emeryville,  CA  94608

------------------------------------

                                           Date Received
                                                        -----------------------